[Alcoa Logo] 4 th Quarter 2009 Earnings Conference January 11, 2010 Exhibit 99.2

[Alcoa
Logo]
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties.  Alcoa’s actual results or actions may differ materially from those projected in the forward-looking statements.  For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to Alcoa’s Form 10-K for the year ended
December 31, 2008, Forms 10-Q for the quarters ended March 31, 2009,
June 30, 2009, and September 30, 2009, and other reports filed with the
Securities and Exchange Commission.
2
Forward-Looking Statements

[Alcoa Logo] Chuck McLane Executive Vice President and Chief Financial Officer 3

[Alcoa
Logo]
4
th
Quarter 2009 Financial Overview
Cash Sustainability targets achieved
Cash from operations of $1.1 billion
Free cash flow of $761 million
Debt-to-cap at 38.6%
down 390 basis points from Q4’08
— Total debt reduced by $759 million since 4Q’08
— Cash on hand of $1.5 billion
Loss from continuing operations of
$266 million, or
$0.27 per share
— Restructuring and special items total $275 million, or $0.28 per share
Negative impact from
currency and energy
of
$65 million
Continued
end-market weakness
compounded by
Aero & IGT destocking
4
,

[Alcoa
Logo]
Revenue Change by Market
(3%)
25%
(4%)
8%
1%
(16%)
4%
11%
43%
39%
(21%)
(43%)
(30%)
(45%)
(36%)
(9%)
(21%)
(55%)
(26%)
(35%)
4Q’09 Third Party Revenue
Sequential
Change
Year-Over-Year
Change
5
12%
2%
6%
3%
4%
3%
15%
6%
14%
35%
Aerospace
Automotive
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

[Alcoa
Logo]
Sequential Income Statement Summary
6
$ Millions
3Q’09 4Q’09 Change
Sales $4,615 $5,433 $818
Cost of Goods Sold $3,888 $4,905 $1,017
COGS % Sales 84.2% 90.3% 6.1 % pts.
Selling, General Administrative, Other $234 $291 $57
SGA % Sales 5.1% 5.4% 0.3 % pts.
Restructuring and Other Charges $17 $69 $52
Effective Tax Rate (22.4%) 34.8% N/A
Income (Loss) from Continuing Operations $73 ($266) ($339)
Income (Loss) from Discontinued Operations $4 ($11) ($15)

[Alcoa
Logo]
7
4
th
Quarter Restructuring and Special Items
$ Millions Italy Other
After-Tax & Non-
Controlling Interests
Earnings
Per Share
Income Statement
Classification Segment
Restructuring ($15) ($34) ($49) Restructuring Corporate
Discrete Tax Items ($41) $123 $82 Taxes Corporate
Special Items:
Italy Power Drawback ($250) ($250) Cost of Goods Sold Primary Metals
Environmental Accrual ($15) ($15) Cost of Goods Sold Corporate
MRN Tax Settlement ($24) ($24)
COGS / Minority
Interest
Alumina /
Corporate
Intalco Repowering ($19) ($19)
Other Income /
Expense
Corporate
Total ($321) $46 ($275) ($0.28)

[Alcoa
Logo]
Total Headcount Reduced By 38% Since Q2’08
8
Charges
($ Millions)
224 48 38 5 36 351
2009 cash
savings of $325
million - Run
rate savings of
$600 million
Headcount Reductions Announced by Quarter
Completed Not Yet Completed
15,300
4,400
1,950
550
2,400 24,600
2H'08 Q1'09 Q2'09 Q3'09 Q4'09 Total

3Q09
Volume
Energy
Currency
Productivity
SG&A
Depreciation
LME
Taxes
Juruti / Other
4Q09

[Alcoa
Logo]
4Q'09 vs. 3Q'09 Earnings Bridge
Income from Continuing Operations excluding Restructuring & Other Special Items ($ millions)
9
See appendix for reconciliation
$39
$5
($30)
($35)
$31
($37)
($18)
$126 ($41)
($31)
$9

FY 2008
Volume
Price/Mix
Energy
Currency
Productivity
LME
Curtailments
Taxes/Other
FY 2009

[Alcoa
Logo]
2009 vs. 2008 Earnings Bridge
Income (Loss)
from
Continuing Operations excluding Restructuring & Other
Special
Items
($ millions)
See appendix for reconciliation
10
$1,012
($2,298)
($706)
($139)
$97
$246
$1,135
($133)
$101
($685)

3Q'09
Price
Volume
Currency
Productivity
Tax settlement
3Q Suriname gain
Juruti
Other
4Q'09

[Alcoa
Logo]
Alumina
4
th
Quarter Highlights
1
st
Quarter Outlook
4
th
Quarter Business Conditions
11
4Q 08 3Q 09 4Q 09
Production (kmt) 3,776 3,614 3,897
3
rd
Party Shipments (kmt) 2,123 2,191 2,716
3
rd
Party Revenue ($MM) 722 530 760
ATOI ($MM) 162 65 19
Record quarterly production and third party
shipments on market demand and Sao Luis ramp
up
Realized 3
rd
party Alumina price up 15%
Negative currency impact of $30 million
Tax expense related to litigation of $30 million
Lower caustic costs and benefits from cash
sustainability initiatives
Ramp-up costs of Juruti bauxite mine $14 million
sequentially
Pricing to follow two month lag on LME
Continued benefit from cash sustainability
initiatives
Continued benefit of lower caustic cost
Higher depreciation on growth projects placed into
service
4
th
Quarter Performance Bridge
$ Millions
$65
($14)
$19
$66
$7
($30)
$17
($30)
($58)
($4)

3Q'09
Price
Volume
Currency
Productivity
Italy
Other
4Q09

[Alcoa
Logo]
Primary Metals
4
th
Quarter Highlights 4
th
Quarter Business Conditions
1
st
Quarter Outlook
12
4Q 08 3Q 09 4Q 09
Production (kmt) 971 881 897
3
rd
Party Shipments (kmt) 807 698 878
3
rd
Party Revenue ($MM) 1,580 1,362 1,900
3
rd
Party Price ($/MT) 2,125 1,972 2,155
ATOI ($MM) (101) (8) (214)
Realized pricing up 9%
Smelter disruption and non-cash cost for Italy
power decision negatively affected quarter by
$273 million
Negative currency impact of $29 million
Lower carbon costs
Productivity gains
Pricing to follow 15 day lag
Continued benefit from cash sustainability
initiatives
Potential Italy curtailment
4
th
Quarter Performance Bridge
$ Millions
($8)
($214)
$82
$9 ($29)
$12
($273)
($7)

3Q'09
Price/Mix
Volume
Currency
Energy
Productivity
Other
4Q'09

[Alcoa
Logo]
Flat-Rolled Products
13
1
st
Quarter Outlook
4
th
Quarter Business Conditions 4
th
Quarter Highlights
ATOI  $ Millions 4Q 08 3Q 09 4Q 09
Flat-Rolled Products,
excl Russia, China & Other
(9) 37 63
Russia, China & Other (97) (27) (26)
Total ATOI
(106) 10 37
Improved mix and pricing – revenue up 5%
Revenue increases in automotive and
commercial transportation, offsetting decline in
building & construction
Gains from cash sustainability initiatives
Year-to-date headcount reduction of 25%
Cautious demand outlook for aerospace
Expecting volume loss in North America can
sheet in return for longer-term profitability
Continued benefits from cash sustainability
initiatives
Higher energy costs expected
4
th
Quarter Performance Bridge
$ Millions
$10
$27
$4
($2)
($3)
$5
($4)
$37

[Alcoa
Logo]
Engineered Products and Solutions
4
th
Quarter Business Conditions
1
st
Quarter Outlook
4
th
Quarter Highlights
14
Continued destocking in Aerospace supply
chain and further decline in IGT sales
Improved performance in the Commercial
Transportation market
Seasonal impact from year-end holiday
shutdowns
Year over year ATOI % revenue flat with cash
sustainability initiatives mitigating a 21% decline
in sales
Weak market conditions
Continued destocking in aerospace fastener
and the turbine markets
Unfavorable product mix
Continued benefit from cash sustainability
initiatives
$ Millions 4Q 08 3Q 09 4Q 09
3
rd
Party Revenue 1,392 1,128 1,097
ATOI 73 75 57
ATOI % of Revenue 5.2% 6.6% 5.2%
4
th
Quarter Performance Bridge
$ Millions
$75
$3
($15)
($2)
($4)
$57

[Alcoa
Logo]
Q4’09 Cash From Operations of $1.1 Billion
Cash Flow
15
Best CFO
since Q2’07
FCF positive –
highest since
Q2’03
10 day decline
in DWC vs.
Q4’08
See appendix for free cash flow reconciliation
($ Millions) 4Q'08 3Q'09 4Q'09
Net (Loss) Income ($1,191) $124 ($268)
DD&A 291 342 369
Change in Working Capital 610 100 522
Taxes (250) (69) (170)
Pension Contributions (38) (33) (26)
Other Adjustments 1,186 (280) 697
Cash From Operations $608 $184 $1,124
    Capital Expenditures (1,017) (370) (363)
Free Cash Flow ($409) ($186) $761

[Alcoa
Logo]
Undeniably Strong Response To Severe Recession
16
Drove Cash Sustainability savings
to the bottom line…
…efficiently managed cash flows
and capex…
…strengthened the balance sheet
Adjusted (Loss) Income ($ Millions) Free Cash Flow ($ Millions)
Debt ($ Millions) Debt-to-Capital %
…improved liquidity…
Cash on Hand ($ Millions)
See appendix for  reconciliations of adjusted income (loss) and free cash flow
($221)
($477)
($256)
$39
$9
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09
($409)
($742)
($90)
($186)
$761
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09
$762
$1,131
$851
$1,066
$1,481
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09
$10,578
$10,205
$10,265
$10,073
$9,819
42.5%
38.6%
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09
Gross Debt Debt to Cap

[Alcoa Logo] Klaus Kleinfeld President and Chief Executive Officer 17

Historic Decline In Aluminum Price
LME Aluminum Prices from January 2008 to December 2009
3,500
3,000
2,500
2,000
1,500
1,000
56% Decline Q3'08 to Q1'09

North America
Europe
China
Global
Aerospace
Automotive
Heavy Truck & Trailer
Beverage Can Packaging
Commercial Building and Construction
Industrial Gas Turbine

Demonstrating Solid Execution of Holistic Approach
Operational
Procurement Efficiencies
Cost savings by 2010
$2,000M
Overhead Rationalizations
Cost savings by 2010
$400M
CapEx Reductions
Annual CapEx post 2009
$850M
Working Capital Initiatives
Cash Impact 2009
$800M
Financial
Asset Dispositions
Net proceeds
$1,100M
Dividend Reduction
Annual cash savings
$430M
Equity and Equity-Linked Financings
Gross proceeds
$1,400M

[Alcoa
Logo]
2009 In Review
18
Market Conditions in 2009
Source: Alcoa analysis
Alcoa End Markets: Current Assessment of 2009 Conditions
Challenging Environment Alcoa Takes Action…
…And Delivers
Equaled best ever
safety performance
Exceeded cash
sustainability targets
Continued growth
projects and improved
portfolio
Repowered globally
competitive smelters
FCF positive in 4Q’09
Strengthened liquidity
Historic Price Decline
Broad-based Demand
Destruction
Holistic Solution:
Operational
&
Financial Actions

Incident Rate
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

[Alcoa
Logo]
Alcoa Lives Its Values Every Day
19
Total Recordable Incident Rate
Lost Workday Incident Rate
Strengthened Reputation
Continued Sustainable Growth
Established Carbon Leadership
8
th
Consecutive Year
Safety Incident Rate History and Significant Accreditations in 2009
Founding Member
Best Ever Safety Performance
3.86
3.57
2.26
2.03
1.85
1.47
1.39
1.47
1.40
1.27
0.29
0.32
0.19 0.19
0.13 0.13
0.11
0.14 0.14
0.13
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0

[Alcoa
Logo]
Achieved 2010 Procurement Spending Target
Procurement Efficiencies: Reduction Targets
2009E
(millions)
Reduction Targets by Spend Category
Savings
2010E
20
2010
Target
Achieved
15%
7%
6%
21%
34%
29%
5%
18%
2%
5%
4%
6%
2%
4%
Strategic Raw Materials -
Alumina and Primary Metals
Strategic Raw Materials -
Flat-Rolled Products
Indirect - Services
Indirect - Maintenance
Repair & Overhaul
Non-Smelter Energy
Transportation
Business Unit Metals
$1,998
$1,500
$2,000
2009 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008

[Alcoa
Logo]
Surpassed 2010 Overhead Savings Target
Overhead includes SG&A, R&D and Plant Administrative Expenses; excludes divestitures
Overhead Rationalization: Reduction Targets and Savings
$400M
(millions)
Overhead Savings Target
Savings
21
2010
Target
Achieved
100%
80%
2008 2010  Target
$412
$200
$400
2009 2009 Savings
Target vs. 2008
2010 Savings
Target vs. 2008

[Alcoa
Logo]
$3,438
$1,800 Target
$1,250
2008 2009 2010E
Capital Expenditures of $1.6B, Down 52% Vs. 2008
-53%
-23%
Capital Expenditure Reduction: Annual CapEx ($ millions)
$1,622
22
Surpassed
2009
Target
Growth
Sustaining

[Alcoa
Logo]
100%
72%
Dec-08 Dec-09 Target
Working Capital
Days Reduction Targets
-28%
2009 YTD Working Capital
Change ($ millions)
$800M decrease
in working
capital in 2009
Working Capital Initiatives: Targets and Year-to-date Results
Reduced Working Capital By $1.3 Billion
23
Surpassed
2009
Target
$1,258
$1,302
$800
$676 ($632)
Inventory Receivables Accounts
Payable
2009 Cash
Generation
2009 Target

[Alcoa
Logo]
Strengthened Alcoa’s Strategic Position In The Downturn
24
Growth:  Improved
Competitive Position
Re-Powering:  Secured LT
Power for 40% of System
Portfolio:  Optimized For
Liquidity and Growth
Quebec – 1 MMT
Spain – 500 KMT
Massena – 300 KMT
Intalco – 184 KMT
Shining Prospect JV
AEES Divestiture
Norway Smelter
Asset Exchange
Suriname Refinery
Minority Position
Acquisition
Exceptional
Bauxite in Juruti
Low-cost Refining
in Sao Luis
Bohai - One of a
Kind Asset in China
Samara –
Unmatched
Opportunity
85% of
System
Powered
Through
2025
[Alcoa
Logo]

MA'ADEN معادن

شركة التعدين العربية السعودية

Saudi Arabian Mining Company

[Alcoa
Logo]
Unparalleled Growth Opportunity with Ma’aden JV
Forms the
lowest cost
aluminum
production
complex
in the world
Creates the
world’s most efficient
integrated
aluminum complex
Utilizes fully developed infrastructure, including low-cost natural gas power
Lowers Alcoa’s refining and smelting position
on the global cost curve
Offers flexibility for
expansion
Establishes strategic footprint in
fast growing region
25
[Alcoa Logo]

[Alcoa
Logo]
Ma’aden JV Capitalizes on Region’s Significant Resources
26
Refinery
Smelter
Bauxite Mine
The largest, most efficient vertically integrated aluminum complex in the world
Al Ba’itha mine
4 MMT annually
30+ years of
reserves
Direct rail line to
refinery
Operational 2014
Located at Ras Az
Zawr
1.8 MMT annually
Designed for
expansion
Operational 2014
Co-located with
Refinery at Ras Az
Zawr
740 KMT annually
Designed for
expansion
Operational 2013
Co-located with
Smelter at Ras Az
Zawr
Up to 460 KMT hot
mill
Body, end and tab
stock for aluminum
cans
Operational 2013
Rolling Mill

[Alcoa
Logo]
$10,578
$10,205
$10,265
$10,073
$9,819
$762
$1,131
$851
$1,066
$1,481
42.5%
38.6%
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09
Gross Debt Cash Debt to Cap
FCF Improved and Balance Sheet Strengthened
Cash and Debt (in millions)
Free Cash Flow (in millions)
FCF Positive
in Q4’09
Debt-to-
Cap Down
3.9% pts
27
($409)
($742)
($90)
($186)
$761
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09

North America	Europe	China	Global
	**Aerospace**				Deliveries expected to decline
	**Automotive**	5%-10% sales growth	3%-8% sales decline	5%-10% sales growth	2%-7% sales growth
	**Heavy Truck & Trailer**	5% sales growth	5%-10% sales growth	3%-8% sales growth	5%-10% sales growth
	**Beverage Can Packaging**	Sales expected to be flat	Relatively flat sales (2%-3% increase)	7% sales growth	Sales expected to be flat
	**Commercial Building and Construction**	24%-31% sales decline	6%-8% sales decline	6%-10% sales growth	2%-4% sales decline
	**Industrial Gas Turbine**				25%-30% heavy duty gas turbine build rate decline

[Alcoa Logo] Market Conditions in 2010 Source: Alcoa analysis Alcoa End Markets: Current Assessment of 2010 vs. 2009 Conditions 28

[Alcoa
Logo]
6%
2010 Projected Primary Aluminum Consumption by Region (in mmt)
Projecting 10% Consumption Growth in 2010
Brazil
Russia
Asia w/o China
North America
Europe
China
2009 vs. 2010
Projected Growth Rates
2010 Estimated
Consumption
-15%
-15%
-5%
16.1
4%
-15%
-5%
0.9
6%
Other*
4.2
7% -2%
*Other consists of: Middle East, India, Latin America ex Brazil and Rest of World
38.5
2009
Actual
2010
Forecast
0.8
18%
29
Source: Alcoa analysis
5%
2009 Global Demand Growth
Rate:  -6%
2010 Global Demand Growth
Rate 10%
(2010 ex China:  5%)
3%
3%

[Alcoa
Logo]
China Western World
2010 Global Primary Metal Balance
2010E Primary Metal Supply / Demand Balance (in kmt)
Surplus
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
30
Surplus
2010 Annualized Run Rate 16,100
2010 Restarts or Curtailments 0
2010 Brown//Greenfield Expansion 200
Total Supply 16,300
Demand (16,100)
Imports from West 105
(Deficit) / Surplus 305
2010  Annualized Run Rate 23,150
2010  Restarts or Curtailments (365)
2010 Brown/Greenfield Expansion 745
Total Supply 23,530
Demand (22,500)
Exports to China (105)
(Deficit) / Surplus 925

[Alcoa
Logo]
2010E Alumina Supply / Demand Balance (in kmt)
Source: Alcoa estimates, CRU, CNIA, IAI, as of 11/24/09
Balanced
2010 Global Alumina Balance
China Western World
31
2010 Annualized Run Rate 25,900
Imports from Western World 5,000
Supply 30,900
Demand (30,900)
(Deficit) / Surplus 0
2010 Annualized Run Rate 50,750
Exports to China (5,000)
Supply 45,750
Demand  (45,000)
(Deficit) / Surplus 750

[Alcoa Logo]

LME
Shanghai
Japan Port
Producer
70
60
50
40
30
20
10
0
1/05
4/05
7/05
10/05
1/06
4/06
7/06
10/06
1/07
4/07
7/07
10/07
1/08
4/08
7/08
10/08
1/09
4/09
7/09
10/09

[Alcoa
Logo]
Source: Bloomberg, IAI
65 days of
consumption
Non-LME at
17 days
LME at
48days
Global
Inventories
Leveling
Off
Europe
+250%
Japan
+79%
Midwest -
US
+30%
Global inventory days of consumption and regional premiums
Regional Premiums
YTD 2009 Change
32
Tight Physical Conditions Driving Regional Premiums

Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12

[Alcoa
Logo]
33
18-month Forward
+$145
Return =
Price
Forward
– Price
Spot
– Storage – Insurance
Price
Spot
Aluminum Forward Curve
Return Mechanics
Financial Participants Responding to Strong Forward  Curve
Percentage Change in Forward Curves
18-month Forwards vs. Spot
Total Value of LME Inventories
$ Billions
Source: Bloomberg
6.6%
3.9%
3.1%
1.1%
Aluminum Zinc Lead Copper
10.2
3.7
1.2
0.4
Aluminum Copper Zinc Lead
2,000
2,100
2,200
2,300
2,400
2,500

[Alcoa
Logo]
Original 2010
Target
New 2010
Target
Aggressively Pursuing 2010 Operational Targets
34
$2,000
$2,500
Procurement Overhead
$400
$500
Sustaining Capex
$850 $850
Working Capital
$0
$200
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
Locking-in
Savings
Overcoming
Headwinds
Net
Additional
$500M
Locking-in
Savings
Net
Additional
$100M
Overcoming
Headwinds
Locking-in
Savings
Additional 2
Days WC
Additional
$200M
Original 2010
Target
New 2010
Target
Original 2010
Target
New 2010
Target
Original 2010
Target
New 2010
Target

ALCOA
Aggressively Pursuing 2010 Operational Targets
2010 Cash Sustainability Operational Targets and Actual Performance
$ Millions
Procurement
$2,000
$2,500
Locking-in Savings
Overcoming Headwinds
Net Additional $500M
Original 2010 Target
New 2010 Target
Overhead
Locking-in Savings
Net Additional $100M
$400
$500
Original 2010 Target
New 2010 Target
Sustaining Capex
Overcoming Headwinds
$850
$850
Original 2010 Target
New 2010 Target
Working Capital
Locking-in Savings
Additional 2 Days WC
Additional $200M
$0
$200
Original 2010 Target
New 2010 Target

[Alcoa
Logo]
Conditions Improve in 2010 – We Maintain Aggressive Stance
Market Environment
Key end-markets
improve
vs. 2009;
absolute levels still
low
Aluminum market in
modest surplus
Currency and energy
cost headwinds
persist
Alcoa Actions
Aggressively
pursuing 2010
operational
targets
Focusing on
balance
sheet strength
Optimizing
businesses
for
improved market
conditions
35
2010 Commitments
Free Cash Flow Positive

[Alcoa Logo] [Alcoa Logo] Matthew E. Garth Director, Investor Relations 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 36

[Alcoa Logo]

[Alcoa
Logo]
Effective Tax Rate
Effective tax rate, excluding discrete tax items is a non-GAAP financial measure.  Management believes that the Effective tax rate, excluding discrete tax items is meaningful to investors because it provides a view of Alcoa’s operational tax rate.
38
$ Millions
1Q’09 2Q’09 3Q’09 4Q’09 2009
(Loss) income from continuing operations before income taxes ($777) ($425) $98 ($394) ($1,498)
Benefit for income taxes ($307) ($108) ($22) ($137) ($574)
Effective tax rate as reported 39.5% 25.4% (22.4%) 34.8% 38.3%
Discrete tax (benefits) provisions:
Discrete items ($28) ($82) ($110)
Nondeductible Italian losses $98 $98
After-tax restructuring items ($11) ($8) ($19)
Subtotal - Discrete tax (benefits) provisions ($39) $0 ($8) $16 ($31)
Benefit for income taxes excluding discrete tax (benefits) provisions ($268) ($108) ($14) ($153) ($543)
Effective tax rate excluding discrete tax (benefits) provisions 34.5% 25.4% (14.3%) 38.8% 36.2%
Charge (benefit) for adjustments to year-to-date effective tax rate N/A $25 ($48) ($10) ($34)

[Alcoa
Logo]
Reconciliation of ATOI to Consolidated Net (Loss) Income
Attributable to Alcoa
39
(in millions)
4Q08 2008 1Q09 2Q09 3Q09 4Q09 2009
   Total segment ATOI $       28 $  2,199 $    (143) $    (132) $     142  $    (101) $    (234)
   Unallocated amounts (net of tax):
      Impact of LIFO 73 (7) 29 39 80 87 235
      Interest income 4 35 1 8 (1) 4 12
      Interest expense (81) (265) (74) (75) (78) (79) (306)
      Noncontrolling interests (1) – (221) (10) 5 (47) (9) (61)
      Corporate expense (78) (328) (71) (70) (71) (92) (304)
      Restructuring and other charges (637) (693) (46) (56) (3) (50) (155)
      Discontinued operations (262) (303) (17) (142) 4 (11) (166)
      Other (238) (491) (166) (31) 51 (26) (172)
   Consolidated net (loss) income attributable to
Alcoa $ (1,191) $      (74) $    (497) $    (454) $       77 $    (277) $ (1,151)
(1) On January 1, 2009, Alcoa adopted changes issued by the Financial Accounting Standards Board to consolidation accounting and reporting.
These changes, among others, require that minority interests be renamed noncontrolling interests for all periods presented.

[Alcoa
Logo]
Reconciliation of Adjusted (Loss) Income
40
(in millions) Quarter ended Year ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
December 31,
2008
December 31,
2009
Net (loss) income
attributable to Alcoa $ (1,191)      $    (497)      $    (454)      $       77 $    (277)      $      (74)      $ (1,151)
(Loss) income from
discontinued
operations (262) (17) (142) 4 (11) (303) (166)
(Loss) income from
continuing
operations
attributable to Alcoa (929) (480) (312) 73 (266) 229 (985)
Restructuring and
other charges 614 46 56 1 49 670 152
Discrete tax items* 65 (28) – – (82) 84 (110)
Special items** 29 (15) – (35) 308 29 258
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted
$    (221) $    (477) $    (256) $    39 $    9 $  1,012 $    (685)
Discrete tax items include the following: a benefit for the reorganization of an equity investment in Canada (-$71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland (-$31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway (-$21) for the quarter ended December 31, 2009; a benefit for a tax law change in Canada for the quarter ended March 31, 2009; a charge for non-cash tax on repatriated earnings for the quarter ended December 31, 2008; and, the previously mentioned item for the quarter ended December 31, 2008 and a charge related to the sale of the Packaging and Consumer businesses for the year ended December 31, 2008.
Special items include the following: charges related to a recent European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in
Brazil ($24), an estimated loss on excess power at our Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15) for the quarter ended December 31, 2009; a gain on an acquisition in Suriname for the quarter ended September 30, 2009; a gain on the Elkem/SAPA swap (-$133) and a loss on the sale of Shining Prospect ($118) for the quarter ended March 31, 2009; and, charges for environmental reserve ($26), obsolete inventory ($16), and accounts receivable reserve ($11), and a refund of an indemnification payment (-$24) for the quarter ended December 31, 2008.
**
(Loss) income  from continuing operations attributable  to Alcoa – as adjusted is a non-GAAP  financial measure. Management  believes that this measure is meaningful  to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.
There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both (Loss) income from continuing operations attributable to Alcoa determined under GAAP as well as
(Loss) income from continuing operations attributable to Alcoa – as adjusted.
*

[Alcoa
Logo]
Reconciliation of Free Cash Flow
41
(in millions)
Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
Cash provided from operations $    608 $   (271) $ 328 $    184 $ 1,124
Capital expenditures* (1,017) (471) (418) (370) (363)
Free cash flow $ (409) $ (742) $ (90) $ (186) $ 761
discontinued operations.
(in millions)
Two month
period ended
Ten month
period ended Year ended
February 28,
2009
December 31,
2009
December 31,
2009
Cash provided from operations $   (708) $ 2,073 $ 1,365
Capital expenditures** (298) (1,324) (1,622)
Free cash flow
$
749
$ (257)
** Capital expenditures for the two-month period ended February 28, 2009 and the ten-month ended period December 31, 2009, include $2 and $3, respectively, related to discontinued operations.
*
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-
discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
(1,006)
* Capital expenditures for the quarters ended December 31, 2008, March 31, 2009, and June 30, 2009, include $9, $3, and $2, respectively, related to

[Alcoa
Logo]
Other Reconciliations
42
Net Debt
(in millions)
Year ended
December 31,
2008
December 31,
2009 Change
Total debt
1
$ 10,578 $   9,819 $     (759)
Less: Cash and cash equivalents 762 1,481 719
Net Debt $ 9,816 $ 8,338 $ (1,478)
Debt-to-Capital
($ in millions)
As of December 31, 2009
Debt-to-Capital
Hypothetical
debt
repayment
Adjusted
Debt-to-Capital
Total debt
1
$   9,819 $   1,000 $   8,819
Capital:
Total debt $   9,819 $   1,000 $   8,819
Convertible securities of
subsidiary
40 – 40
Total equity 15,552 – 15,552
Sub-total $ 25,411 $   1,000 $ 24,411
Debt-to-Capital 38.6% 36.1%
1
2
Net Debt and Debt-to-Capital are non-GAAP financial measures. Management believes that these measures are meaningful to investors because they provide further insight to Alcoa’s liquidity and leverage position. Management also believes that it is appropriate to consider both Total debt and Debt-to-Capital prior to any adjustment as well as Net Debt and Debt-to-Capital after adjustments.
2
Total debt includes short-term borrowings, commercial paper, long-term debt due within one year, and Long-
term debt, less amount due within one year from the Consolidated Balance Sheet as of December 31, 2009 and 2008.
Hypothetical debt repayment is based on cash and cash equivalent of $1,481 millions as of December 31,
2009.

[Alcoa
Logo]
Other Reconciliations
43
Days Working Capital
($ in millions)
Quarter ended
December 31,
2008
December 31,
2009 Change
Receivables from customers, less
allowances $   1,883 $   1,529
Add: Inventories 3,238 2,328
Less: Accounts payable, trade 2,518 1,954
Working Capital $   2,603 $   1,903
Sales $   5,688 $   5,433
Less: businesses classified as held for
sale 69 64
Adjusted Sales
1
$   5,619 $   5,369
Days Working Capital 42.6 32.6 (10.0)
Days Working Capital = Working Capital divided by (Adjusted Sales/number of days in the quarter)
1
Cost of Goods
Sold % Sales
($ in millions)
Quarter ended
December 31,
2009
Cost of goods sold (COGS) $   4,905
Less: Special items and buy/resell
activity²
714
Adjusted Cost of goods sold³
$   4,191
Sales
$   5,433
Less: buy/resell activity²
419
Adjusted Sales³
$   5,014
COGS % Sales 83.6%
2
3
-
Adjusted Sales is a non-GAAP financial measure and is being used to calculate Days Working Capital to be consistent with the fact that the working capital components of the businesses classified as held for sale (the Global Foil and
Transportation Products Europe businesses) are not included in the Working Capital amounts above under accounting principles generally accepted in the U.S.
Adjusted Cost of goods sold and Adjusted Sales are non-GAAP financial measures and are being used to calculate
COGS % Sales because management reviews the operating results of Alcoa excluding the impacts of special items, among others, and the aluminum buy/sell activity affects both components by the same amount. There can be no assurances that special items will not occur in future periods.
Special items include the following: charges related to a recent European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in Brazil ($30), and an environmental accrual for smelters in Italy ($15). The buy/sell activity relates to Alcoa’s Primary Metals segment.